Convertible bonds and notes	9 Months Ended
Sep. 30, 2024
Debt Disclosure [Abstract]
Convertible bonds and notes

10	Convertible bonds and notes

Convertible Bonds

On September 14, 2023, the parties entered into the Third Amendment Agreement for the purpose of, among others, reviewing and amending certain terms and conditions under the Amended and Restated Convertible Bond Instrument, and further the Company has been authorized by a resolution of its board of directors dated September 11, 2023 to create and issue a US$10,000,000 15% secured guaranteed convertible bonds (the “Convertible Bonds”) and to replace and terminate the Amended and Restated Convertible Bond Instrument (the “Second Amended and Restated Convertible Bond Instrument” or the “Convertible Bond Instrument”).

On August 30, 2024, the Lender has converted the convertible bond into the shares of Seamless. A total amount of principal plus accrued interest of US$17 million has been converted into equity of Seamless.

PIPE Financing

On August 30, 2024, the Company entered into a Convertible Note Purchase Agreement (“Note Purchase Agreement”) with the PIPE Investor (the “Noteholder”), pursuant to the terms of the agreement, the Company issued to the Noteholder the following: (i) 400,000 Currenc ordinary shares of as a commitment fee (“Commitment Shares”, (ii) a Convertible Promissory Note with principal amount of $1,944,444, and (iii) 136,110 Warrants to buy 136,110 Currenc ordinary shares with an exercise price of $11.50 per share. In exchange for the issuances of the Commitment Shares, the Convertible Promissory Note and Warrants, the Company received from the Noteholder proceeds of $1,750,000.

CURRENC GROUP INC. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

10	Convertible bonds and notes (Continued)

On issuance, the Convertible Promissory Note had a fair value of $1,750,000 and matures on the eighteen-month anniversary date of the issuance of such convertible promissory note (“Maturity Date”) and bears interest at a rate of 12% per annum. This interest is due in either cash or stock quarterly on each March 31, June 30, September 30, and December 31, of each year commencing August 31, 2024. In case of an event of default, the outstanding principal and any accrued but unpaid interest will become immediately repayable.

The Convertible Promissory Note is convertible by the Noteholder at any time prior to the Maturity Date at $10.00 per Ordinary Share (“Conversion Rate”). The Company also has the right to convert the Convertible Promissory Note at any time prior to the Maturity Date at 105% of the Conversion Rate. The Company has the right to prepay the Convertible Promissory Note in full at any time for 120% of total outstanding balance after providing at least thirty (30) Business Days advance written notice of such intent.

The fair value of the 400,000 Commitment Shares amounted to $2,512,000, which is expensed upon issuance as a cost of debt carried at fair value with an offsetting increase to equity.

As of September 30, 2024, the Convertible Promissory Note had a fair value of $1,750,000. See Note 2(l), Fair value measurement, for further details surrounding the fair value assumptions. The principal amount of $1,944,444 is still outstanding as of September 30, 2024, as no repayments were made during the period ended September 30, 2024.

The 136,110 Warrants expire at the earlier of five years from issuance and the liquidation of the Company, as defined in the Warrant Agreement. The warrant is treated as an equity instrument based on terms in the Warrant Agreement. The proceeds received for this transaction are allocated first to the Convertible Promissory Note and any residual proceeds are allocated to the Warrant. The Warrants were allocated a value of zero on issuance.